Insurance contracts	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Insurance contracts
34 Insurance contracts
34.1 Underwriting risk
Aegon’s earnings depend significantly upon the extent to which actual claims experience differs from the assumptions used in setting the prices for products and establishing the technical liabilities and liabilities for claims. To the extent that actual claims experience is less favorable than the underlying assumptions used in establishing such liabilities, income would be reduced. Furthermore, if these higher claims were part of a permanent trend, Aegon may be required to change best estimate assumptions for future claims which could increase the required reserves for these future claims, which could reduce income. In addition, certain acquisition costs related to the sale of new policies and the purchase of policies already in force have been recorded as assets on the statement of financial position and are being amortized into the income statement over time. If the assumptions relating to the future profitability of these policies (such as future claims, investment income and expenses) are not realized, the amortization of these costs could be accelerated and may even require write offs should there be an expectation of unrecoverability. This could have a materially adverse effect on Aegon’s business, results of operations and financial condition.
Sources of underwriting risk include policyholder behavior (such as lapses, surrender of policies or partial withdrawals), policy claims (such as mortality, longevity or morbidity) and expenses. For some product lines, Aegon is at risk if policy lapses increase as sometimes

Aegon is unable to fully recover upfront expenses in selling a product despite the presence of commission recoveries or surrender charges and fees. There are also products where Aegon is at risk if lapses decrease, for example where this would result in a higher utilization rate of product guarantees. For mortality and morbidity risk, Aegon sells certain types of policies that are at risk if mortality or morbidity increases, such as term life insurance and accident insurance, Aegon also sells certain types of policies that are at risk if mortality decreases (longevity risk) such as annuity products. Aegon is also at risk if expenses are higher than the expenses assumed beforehand by management and that were priced into the products.
Aegon monitors and manages its underwriting risk by underwriting risk type. Attribution analysis is performed on earnings and reserve movements in order to understand the source of any material variation in actual results from what was expected. Aegon’s units also perform experience studies for underwriting risk assumptions, comparing Aegon’s experience to industry experience as well as combining Aegon’s experience and industry experience based on the depth of the history of each source to Aegon’s underwriting assumptions. Where policy charges are flexible in products, Aegon uses these analyses as the basis for modifying these charges, with a view to maintain a balance between policyholder and shareholder interests. Aegon also has the ability to reduce expense levels over time, thus mitigating unfavorable expense variation.
Sensitivity analysis of net income and shareholders’ equity to various underwriting risks is shown in the table that follows. Aegon’s best estimate assumptions already include expected future developments and the sensitivities represent an increase or decrease of lapse rates, mortality rates and morbidity rates, compared to Aegon’s best estimate assumptions. These underwriting sensitivities were run using a permanent shock applied to all of Aegon’s products, exposed to an increase and to a decrease in the rates. The table below indicates that the morbidity sensitivity has the largest impact and in aggregate, Aegon is exposed to a decrease in mortality rates.
Sensitivity analysis of net income and shareholders’ equity to changes in various underwriting risks

	2019		2018
Estimated approximate effect	On shareholders’ equity	On net income	On shareholders’ equity	On net income
20% increase in lapse rates	152	143	94	109
20% decrease in lapse rates	(169)	(156)	(139)	(154)
5% increase in mortality rates	261	192	252	63
5% decrease in mortality rates	(322)	(240)	(418)	(210)
10% increase in morbidity rates	(370)	(376)	(525)	(446)
10% decrease in morbidity rates	191	196	183	125
Aegon the Netherlands partially hedges and reinsures the risk of future longevity increases in the Netherlands related to a part of its insurance liabilities.
34.2 Insurance contracts for general account

	2019	2018
Life insurance	109,879	102,452
Non-life insurance
- Unearned premiums and unexpired risks	6,002	5,341
- Outstanding claims	2,417	2,338
- Incurred but not reported claims	772	820
Incoming reinsurance	4,385	4,377
At December 31	123,454	115,328

	2019	2018
Non-life insurance:
- Accident and health insurance	8,955	8,247
- General insurance	235	252
Total non-life insurance	9,190	8,499

Movements during the year in life insurance:	2019	2018
At January 1	102,452	98,452
Disposals	(44)	-
Portfolio transfers and acquisitions	(8)	95
Gross premium and deposits – existing and new business	6,913	6,293
Unwind of discount / interest credited	3,795	3,711
Insurance liabilities released	(9,921)	(9,582)
Changes in valuation of expected future benefits	800	617
Loss recognized as a result of liability adequacy testing	1,587	49
Shadow accounting adjustments	1,948	(299)
Net exchange differences	1,271	3,087
Transfer (to) / from reinsurance assets	18	-
Transfer (to) / from insurance contracts for account of policyholders	1,050	27
Other	17	1
At December 31	109,879	102,452
The LAT deficit per December 31, 2019 in Aegon the Netherlands amounted to EUR 5.1 billion, which was partially offset by the shadow loss recognition of EUR 3.4 billion, resulting in a net deficit of EUR 1.7 billion. The LAT deficit of EUR 1.7 billion for December 31, 2019 is recorded in the income statement and led to the recognition of an increase in insurance contracts liabilities as at December 31, 2019.
The positive LAT headroom of Aegon the Netherlands at the end of 2018 of EUR 0.6 billion was negatively impacted by adverse credit spread movements (widening mortgage spreads, tightened liquidity premium) of EUR 0.8 billion and the impact of lower interest rate of EUR 1.1 billion.
The LAT deficit was partly recorded as an impairment of DPAC and VOBA balances (EUR 76 million) (refer to note 15 “Impairment charges/(reversals)”) and for the remainder by increasing the insurance liability by EUR 1.8 billion.

Due to the positive LAT headroom of Aegon the Netherlands at the end of 2018, changes in the LAT margin triggered by up or down interest shocks could be absorbed by the revaluation reserves on available for sale assets (shadow accounting). However, due to the current deficit, changes in the LAT margin of Aegon the Netherlands, triggered by up or down interest shocks, will now be directly recognized in the income statement.
As a result, the IFRS income statement of Aegon the Netherlands is now less sensitive for interest movements as the interest risk was, and is, economically hedged using derivatives largely offsetting the impact of a changed LAT margin. Please refer to note 4 Financial risks for the updated Group sensitivities on interest rate risk.
Furthermore, as a result of the current negative LAT headroom position, future results will become more volatile due to changes in credit spreads as these are not hedged. Please find below the estimated sensitivities on shareholders’ equity and on net income, for up and down shocks for credit spreads, mortgage spreads for the bond and mortgage portfolio and liquidity premium shocks for general account insurance liabilities.

Movements during the year in non-life insurance:	2019	2018
At January 1	8,499	8,484
Gross premiums – existing and new business	1,594	1,563
Unwind of discount / interest credited	481	450
Insurance liabilities released	(1,087)	(1,052)
Changes in valuation of expected future claims	(7)	(8)
Change in unearned premiums	(720)	(742)
Change in unexpired risks	2	2
Incurred related to current year	718	747
Incurred related to prior years	316	195
Release for claims settled current year	(292)	(278)
Release for claims settled prior years	(788)	(704)
Shadow accounting adjustments	422	(459)
Change in IBNR	(73)	(51)
Net exchange differences	131	354
Other	(5)	(2)
At December 31	9,191	8,499

Movements during the year in incoming reinsurance:	2019	2018
At January 1	4,377	3,913
Gross premium and deposits – existing and new business	1,397	1,441
Unwind of discount / interest credited	211	199
Insurance liabilities released	(1,668)	(1,557)
Changes in valuation of expected future benefits	(30)	190
Shadow accounting adjustments	12	(11)
Loss recognized as a result of liability adequacy	3	(4)
Net exchange differences	81	205
Other	2	2
At December 31	4,385	4,377

Sensitivity analysis of net income and shareholders’ equity	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity
2019
Shift up 50 basis points - Bond credit spreads	(205)	(2,386)
Shift down 50 basis points - Bond credit spreads	198	2,117
Shift up 50 basis points - Mortgage spreads	(440)	(440)
Shift down 50 basis points - Mortgage spreads	467	467
Shift up 5 basis points - Liquidity premium	104	101
Shift down 5 basis points - Liquidity premium	(105)	(103)

1	The sensitivities shown above were collected for the first time in 2019, therefore we do not provide comparatives.

34.3 Insurance contracts for account of policyholders

Insurance contracts for account of policyholders	2019	2018
At January 1	117,113	122,168
Disposal of a business	(196)	-
Portfolio transfers and acquisitions	(10)	(140)
Gross premium and deposits – existing and new business	9,122	9,716
Unwind of discount / interest credited	19,780	(5,311)
Insurance liabilities released	(11,103)	(10,471)
Fund charges released	(1,677)	(1,671)
Changes in valuation of expected future benefits	861	(245)
Transfer (to) / from insurance contracts	(1,050)	(27)
Net exchange differences	2,868	3,092
Other	2	2
At December 31	135,710	117,113